United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K
Amendment #1

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

April 26, 2012

Date of Report
[Date of Earliest Event Reported]

CAPITAL GROUP HOLDINGS, INC.
 (Exact name of Registrant as specified in its Charter)

Minnesota	000-17064	41-1430130
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

7689 E. Paradise Ln. Suite 5, Scottsdale, AZ 85260
(Address of Principal Executive Offices, including zip code)

(480) 998-2100
(Registrant’s Telephone Number, including area code)

___________________________________________
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant’s Certifying Accountant

(a)  Previous Independent Accounts.

(i)  On April 26, 2012, Schumacher & Associates, Inc. (“Schumacher”) was dismissed as Capital Group Holdings’ (the “Company”) independent accountant.

(ii)  Schumacher’s reports on the Company’s financial statements for the fiscal years ended June 30, 2009 and 2008 contained an adverse opinion which raised substantial doubt about the Company’s ability to continue as a going concern.

                                (iii)  The Company’s Board of Directors approved the decision to change independent accountants.

(iv)  During the last two fiscal years ended June 30, 2009 and 2008, and further through the date of dismissal of Schumacher, there have been no disagreements with Schumacher on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Schumacher, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report as required by Item 304(a)(1)(iv) of Regulation S-K.

(v)  During the last two fiscal years ended June 30, 2009 and 2008, and further through the date of dismissal of Schumacher, Schumacher did not advise the Company on any matter set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K.

(vi)  The Company requested that Schumacher furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16 to this amended Form 8-K.

(b)  New Independent Accountants.

On April 26, 2012, the Company engaged Semple, Marchal & Cooper, LLP (“Semple”) as the Company’s new independent accountants to audit the Company’s financial statements for the fiscal year ending June 30, 2010. During the fiscal years ended June 30, 2009 and 2008, and subsequent interim period through the date Semple was engaged, the Company did not consult with Semple regarding:

(i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Semple concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

Item 9.01.   Financial Statements and Exhibits.

                 (d) Exhibits

Ex 16.1	Letter from Schumacher & Associates, Inc. dated May 30, 2012, on change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2012	Capital Group Holdings, Inc. /s/ Erik Cooper
By: Erik Cooper Its: Chief Executive Officer President (Principal Executive Officer)